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                                                                    EXHIBIT 99.7




           FORM OF PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        OF MEDICAL MANAGER CORPORATION.





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           FORM OF PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        OF MEDICAL MANAGER CORPORATION.


                                     PROXY
                          MEDICAL MANAGER CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Michael A. Singer and John H. Kang, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Medical Manager Corporation to be held at 15151 Northwest 99th Street in Alachua, Florida on July 23, 1999, commencing at 10:00 a.m., local time, or any postponements or adjournments thereof, as indicated on the reverse side.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL 1 SET FORTH ON THE OTHER SIDE.

     The undersigned hereby acknowledges receipt of the Notice of the Special Meeting Stockholders and the Joint Proxy Statement/Prospectus furnished herewith.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                        SPECIAL MEETING OF STOCKHOLDERS
                          MEDICAL MANAGER CORPORATION

                                 July 23, 1999

               [PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED]

    Please mark your
[X] votes as indicated
    in this example

A vote FOR proposal 1 is recommended by the Board of Directors.

1. To approve and adopt the Merger Agreement dated May 16, 1999 by and between Medical Manager Corporation and Synetic, Inc. and the transactions contemplated by the Merger Agreement.

   FOR                            AGAINST                       ABSTAIN

   [ ]                              [ ]                           [ ]


   Change of Address and/or Comments, Mark Here

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   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE
   ENCLOSED ENVELOPE.


SIGNATURE(s)                                           DATE               , 1999
            ----------------  -------------------------    ---------------
                              Signature if Jointly Held

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN ANY REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.